EXHIBIT 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), made and entered into as of November 6, 2007, is by and between Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation (the “Borrower”), the Lenders party to the Credit Agreement (as defined below), and WB QT, LLC, a Delaware limited liability company, a Lender and as agent for the Lenders (in such capacity, the “Agent”).

RECITALS

1. The Lenders, the Agent and the Borrower entered into a Credit Agreement dated as of January 31, 2007, as amended by a First Amendment to Credit Agreement dated as of September 13, 2007 (as so amended, the “Credit Agreement”); and

2. The Borrower desires to amend certain provisions of the Credit Agreement, and the Lenders have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

Section 2. Amendments. The Credit Agreement is hereby amended as follows:

2.1 Limitation on Debt. Section 6.1 of the Credit Agreement is amended by deleting the period at the end of clause (m) and by substituting in lieu thereof the clause “; and” and by inserting the following new clause (n) at the end thereof to read in its entirety as follows:

(n) all indebtedness, liabilities and obligations of TecStar Automotive Group to WB QT, LLC of every kind, nature or description, including without limitation any amounts owing by Tecstar Automotive Group, Inc. to WB QT, LLC pursuant to that certain promissory note dated as of November 6, 2007 in the original principal amount of $5,000,000.

2.2 Limitation on Guarantee Obligations. Section 6.3 of the Credit Agreement is amended by deleting the period at the end of clause (c) and by substituting in lieu thereof the clause “, and” and by inserting the following new clause (d) at the end thereof to read in its entirety as follows:

(e) Guarantee Obligations arising under that certain Guaranty dated as of November 6, 2007 executed by the Borrower in favor of WB QT, LLC.

Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

3.1 This Amendment, duly executed by the Borrower.

3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment (with a copy of the final resolutions provided promptly upon the Board of Director’s approval of the minutes) certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Agent with a certificate of the Secretary of the Borrower dated January 31, 2007, except for the amendment to the Certificate of Incorporation previously provided to the Agent and (ii) identifying each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the “Amendment Documents”), and certifying as to specimens of such officer’s signature and such officer’s incumbency in such offices as such officer holds.

3.3 A Reaffirmation of Security Documents in the form of Exhibit A attached to this Amendment, duly executed by the Guarantors.

3.4 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

3.5 The Borrower shall have satisfied such other conditions as specified by the Agent, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

Section 4. Representations, Warranties, Authority, No Adverse Claim.

4.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for those representatives and warranties that were expressly made only as of a specific date and changes permitted by the terms of the

Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lenders.

4.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower’s Certificate of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Lenders. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Lenders.

4.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lenders with respect to the Obligations.

Section 5. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. Each Lender and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Lenders that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Lenders under the Security Agreement, the Pledge Agreement and the Mortgage, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

Section 7. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Section 8. Successors. The Amendment Documents shall be binding upon the Borrower and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lenders and the successors and assigns of the Lenders.

Section 9. Legal Expenses. As provided in Section 11.5 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Lenders harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

Section 10. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

Section 11. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

Section 12. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

By:	/s/ W. Brian Olson
Name:	W. Brian Olson
Title:	CFO

LENDER:

WB QT, LLC

By:	/s/ Andrew J. Redleaf
Name:	Andrew J. Redleaf
Title:	Director - CEO

[Signature Page to Second Amendment to Credit Agreement]

EXHIBIT A TO

SECOND AMENDMENT

TO CREDIT AGREEMENT

REAFFIRMATION OF SECURITY DOCUMENTS

THIS REAFFIRMATION OF SECURITY DOCUMENTS dated as of November 6, 2007 (the “Reaffirmation”) is made by CLASSIC DESIGN CONCEPTS, LLC, an Indiana limited liability company, PERFORMANCE CONCEPTS, LLC, a Michigan limited liability company (“Performance Concepts”), POWERTRAIN INTEGRATION, LLC, an Indiana limited liability company, REGENCY CONVERSIONS, LLC, a Michigan limited liability company, STARCRAFT AUTOMOTIVE GROUP, INC., an Indiana corporation, TECSTAR, L.P., an Indiana limited partnership (“Tecstar”), TECSTAR AUTOMOTIVE GROUP, INC., an Indiana corporation (“Tecstar Automotive Group”), TECSTAR PARTNERS, LLC, an Indiana limited liability company (“Tecstar Partners”), TROY TOOLING, LLC, a Michigan limited liability company, UNIQUE PERFORMANCE CONCEPTS, LLC, a Michigan limited liability company, WHEEL TO WHEEL, LLC, an Indiana limited liability company (“Wheel to Wheel”) and WHEEL TO WHEEL POWERTRAIN, LLC, an Indiana limited liability company (each, a “Grantor” and collectively, the “Grantors”) in favor of WB QT, LLC, a Delaware limited liability company, as agent (in such capacity, the “Agent”) to the lenders (the “Lenders”) from time to time party to the Credit Agreement defined below.

RECITALS

A. Quantum Fuel Systems Technologies Worldwide, Inc. (the “Borrower”), the Agent and the Lenders have entered into a Credit Agreement dated as January 31, 2007, as amended by a First Amendment to Credit Agreement dated as of September 13, 2007 (as so amended, the “Credit Agreement”) pursuant to which the Lenders have agreed to extend credit to the Borrower.

B. In connection with the Credit Agreement, the Grantors executed a Guaranty dated as of January 31, 2007, in favor of the Agent (the “Guaranty”).

C. In connection with the Credit Agreement, the Grantors executed a Security Agreement dated as of January 31, 2007, in favor of the Agent (as amended, the “Security Agreement”).

D. In connection with the Credit Agreement, each of Tecstar Automotive Group, Wheel to Wheel, Tecstar Partners, Tecstar and Performance Concepts executed a Pledge Agreement dated as of January 31, 2007, in favor of the Agent (as amended, the “Pledge Agreement”).

E. In connection with the Credit Agreement, Wheel to Wheel executed a Mortgage dated as of January 31, 2007, in favor of the Agent (the “Mortgage” and collectively with the Guaranty, the Security Agreement and the Pledge Agreement, the “Security Documents”, each, a “Security Document”).

F. Pursuant to a Second Amendment to Credit Agreement dated concurrently herewith between the Borrower and the Lenders (the “Second Amendment”), the Borrower has requested that the Lenders agree to amend the Credit Agreement.

G. It is a condition to the Lenders entering into the Second Amendment that the Grantors execute this Reaffirmation.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the Grantors, it is agreed as follows:

TERMS

1. Consent: Reaffirmation: Acknowledgement. Each Grantor hereby consents to the execution and delivery by the Borrower, the Agent and the Lenders of the Second Amendment and acknowledges receipt of a copy of the Second Amendment. Each Grantor agrees, confirms and acknowledges that its liability under the Security Documents to which it is a party is in no way affected or impaired by reason of the execution and delivery of the Second Amendment and that all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations in such Security Documents, as amended hereby, are hereby ratified and reaffirmed by the Grantor. Further, each Grantor acknowledges and agrees that (i) the Security Documents to which it is a party remain in full force and effect and are valid, binding and fully enforceable in accordance with their terms, and (ii) each reference in such Security Documents to the Credit Agreement refers to the Credit Agreement as amended by the Second Amendment.

2. Representation and Warranty of the Grantors. Each Grantor represents and warrants to the Agent and the Lenders that the above Recitals are true and correct.

3. Counterparts. This Reaffirmation may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one of the same instrument. This Reaffirmation shall be binding upon each Grantor signatory hereto, irrespective of whether this Reaffirmation is signed by any other Grantor.

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2

IN WITNESS WHEREOF, each Grantor has duly executed this Reaffirmation as of the day and year first above written.

CLASSIC DESIGN CONCEPTS, LLC

By:
Name:
Title:

PERFORMANCE CONCEPTS, LLC

By:
Name:
Title:

POWERTRAIN INTEGRATION, LLC

By:
Name:
Title:

REGENCY CONVERSIONS, LLC

By:
Name:
Title:

STARCRAFT AUTOMOTIVE GROUP, INC.

By:
Name:
Title:

[Signature Page 1 to Reaffirmation of Security Documents]

TECSTAR, L.P.

By:
Name:
Title:

TECSTAR AUTOMOTIVE GROUP, INC.

By:
Name:
Title:

TECSTAR PARTNERS, LLC

By:
Name:
Title:

TROY TOOLING, LLC

By:
Name:
Title:

UNIQUE PERFORMANCE CONCEPTS, LLC

By:
Name:
Title:

[Signature Page 2 to Reaffirmation of Security Documents]

WHEEL TO WHEEL, LLC

By:
Name:
Title:

WHEEL TO WHEEL POWERTRAIN, LLC

By:
Name:
Title:

[Signature Page 3 to Reaffirmation of Security Documents]